UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                   FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-50863


                      Date of Report: November 29, 2005


                                 CENTALE, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


               New York                              22-3621870
       --------------------------------------------------------------
       (State of other jurisdiction of          (IRS Employer
        incorporation or organization            Identification No.)


  6700 North Andrews Ave., Suite 605, Fort Lauderdale, FL       33309
  -------------------------------------------------------    ----------
      (Address of principal executive offices)               (Zip Code)


                                (754) 224-3300
               ---------------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation

On November 29, 2005 Centale filed with the Department of State of the State of New York a Certificate of Amendment of its Certificate of Incorporation. The amendment increased the number of authorized shares of common stock from 25,000,000 to 250,000,000 and increased the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.

Item 9.01  Financial Statements and Exhibits

Exhibits

3-a Certificate of Amendment of Certificate of Incorporation executed on November 25, 2005 and filed on November 29, 2005.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Centale, Inc.


Dated:  November 29, 2005               By: /s/ Juan Ferreira
                                        ------------------------
                                        Juan Ferreira, President